EXHIBIT 99.1
PRO FORMA BALANCE SHEET

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                     MDI ENTERTAINMENT, INC. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001

                                                                             ADJUSTMENTS
                                                            AS PREVIOUSLY        AND
                                                              REPORTED       ELIMINATIONS      PROFORMA
                                                           -------------------------------------------------
                      ASSETS                                 (unaudited)

CURRENT ASSETS:
   Cash and cash equivalents                                    $  749,900      $ 3,200,000      $3,949,900
   Investment securities
      available-for-sale at market                                 145,152                          145,152
   Accounts receivable                                           2,315,410                        2,315,410
   Inventory                                                       234,474                          234,474
   Other current assets                                            374,038          (25,000)        349,038
                                                               ------------                     ------------
        Total current assets                                     3,818,974                        6,993,974


PROPERTY AND EQUIPMENT, AT COST:
   Equipment                                                       251,489                          251,489
   Furniture and fixtures                                          120,361                          120,361
                                                               ------------                     ------------
                                                                   371,850                          371,850
   Less:  Accumulated depreciation                                (225,931)                        (225,931)
                                                               ------------                     ------------
                                                                   145,919                          145,919
                                                               ------------                     ------------
OTHER ASSETS:
   Licensing costs, net                                          1,431,141                        1,431,141
   Other                                                           223,956                          223,956
                                                               ------------                     ------------


        Total other assets                                       1,655,097                        1,655,097
                                                               ------------                     ------------

        Total assets                                           $ 5,619,990                       $8,794,990
                                                               ============                     ============
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       LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITIES:
   Billings in excess of costs and estimated earnings
      on uncompleted contracts                                 $ 3,102,413                       $3,102,413
   Current portion of long term debt                               939,990                          939,990
   Accounts payable                                              1,094,354          256,000       1,350,354
   Accrued expenses                                                695,286                          695,286
                                                               ------------                     ------------

        Total current liabilities                                5,832,043                        6,088,043


SHAREHOLDERS' DEFICIT:
   Common stock                                                     11,172               42          11,214
   Convertible preferred stock-Series B                                  1                                1
   Paid in Capital from Series C convertible
       preferred stock and warrants                                      -      $ 2,918,958       2,918,958
   Additional paid-in capital                                    5,755,227                        5,755,227

Accumulated deficit                                             (5,978,453)                      (5,978,453)
                                                               ------------                     ------------

       Total shareholders' (deficit) equity                       (212,053)                       2,706,947

       Total liabilities and
          shareholders' (deficit) equity                       $ 5,619,990                       $8,794,990
                                                              =============                    =============
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